FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2004

TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14157 (Commission File Number)	36-2669023 (IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)

Registrant's telephone number, including area code: (312) 630-1900 Not Applicable (Former name or former address, if changed since last report)

Item 5. Other Events

        On May 14, 2004, Telephone and Data Systems, Inc. issued a news release announcing that it had filed an amended Form 10-K with the Securities and Exchange Commission to restate financial information for 2003 and 2002. Certain balance sheet accounts previously reported on its April 28, 2004 earnings release have been updated. A copy of the news release is attached hereto as Exhibit 99.1.

Item 7. Exhibits.

(c)	Exhibits:

        In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed herewith are set forth on the Exhibit Index attached hereto.

Item 12. Disclosure of Results of Operations and Financial Condition

        On May 14, 2004, Telephone and Data Systems, Inc. issued a news release announcing that it had filed an amended Form 10-K with the Securities and Exchange Commission to restate financial information for 2003 and 2002. Certain balance sheet accounts previously reported on its April 28, 2004 earnings release have been updated. A copy of the news release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: May 14, 2004

By:	/s/ D. Michael Jack

D. Michael Jack
Senior Vice President and Corporate Controller (Principal Accounting Officer)

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EXHIBIT INDEX The following exhibits are filed herewith as noted below.

Exhibit Number	Description of Exhibit
99.1	Telephone and Data Systems, Inc.'s news release, dated May 14, 2004, announcing the filing of its amended Form 10-K.

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